Exhibit 99.1

NovaBay Pharmaceuticals Receives a NYSE American Notice Regarding Stockholder Equity

EMERYVILLE, Calif. (April 19, 2024) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) announces that on April 18, 2024 it received a notice from the NYSE American LLC stating that the Company is below compliance with the NYSE American continued listing standards set forth in Sections 1003(a)(ii) and (iii) of the NYSE American Company Guide pursuant to stockholders equity. The Company must submit a plan by May 18, 2024 advising of actions it has taken or will take to regain compliance with the continued listing standards by October 18, 2025 in order to continue its listing on the NYSE American.

The Company intends to submit a plan to regain compliance to the NYSE American within the prescribed timeframe. The notice from the NYSE American has no immediate effect on the listing or trading of the Company’s common stock, and the common stock will continue to trade on the NYSE American. The notice does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission (SEC).

About NovaBay Pharmaceuticals, Inc.

NovaBay’s leading product Avenova® Antimicrobial Lid & Lash Solution is often prescribed by eyecare professionals for blepharitis and dry-eye disease and is available directly to consumers through online distribution channels such as Amazon.com. It is clinically proven to kill a broad spectrum of bacteria to help relieve the symptoms of bacterial dry eye, yet is non-irritating and completely safe for regular use. NovaBay offers a full portfolio of scientifically developed products for each step of the standard dry eye treatment regimen, including the Avenova Eye Health Support antioxidant-rich oral supplement, Avenova Lubricating Eye Drops for instant relief, Avenova Warm Eye Compress to soothe the eyes and the i-Chek by Avenova to monitor physical eyelid health. The Avenova Allograft, an amniotic tissue prescription-only product, is available through eyecare professionals in the United States.

NovaBay Pharmaceuticals Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with the continued listing requirements of the NYSE American. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-K filing with the SEC, especially under the heading “Risk Factors,” and in the definitive proxy statement filed by NovaBay with the SEC, especially under the heading “Proposal Five: The Reverse Stock Split Proposal — Risks Relating to the Reverse Stock Split.” The forward-looking statements in this press release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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